                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2004-1




Section 7.3 Indenture                                                                     Distribution Date:               6/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                                0.00
             Class B Principal Payment                                                0.00
             Class C Principal Payment                                                0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                                0.00
             Class B Principal Payment                                                0.00
             Class C Principal Payment                                                0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                              1,146,950.00
               Class B Note Interest Requirement                                109,958.33
               Class C Note Interest Requirement                                170,737.50
                       Total                                                  1,427,645.83

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                   0.91028
               Class B Note Interest Requirement                                   1.04722
               Class C Note Interest Requirement                                   1.26472

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                1,260,000,000
               Class B Note Principal Balance                                  105,000,000
               Class C Note Principal Balance                                  135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                      15,000,000.00

(v)     Required Owner Trust Spread Account Amount                           15,000,000.00



                                             By:
                                                    --------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President